THIRD QUARTER 2017
Supplemental Information

Investor and Media Contact
American Assets Trust, Inc.
Robert F. Barton
Executive Vice President and Chief Financial Officer
858-350-2607

American Assets Trust, Inc.'s Portfolio is concentrated in high-barrier-to-entry markets with favorable supply/demand characteristics

	Retail	Office	Multifamily	Mixed-Use
Market	Square Feet	Square Feet	Units	Square Feet	Suites
San Diego	1,323,551	727,683	1,455 (1)	—	—

San Francisco	35,156	516,985	—	—	—

Oahu	549,308	—	—	96,707	369

Monterey	756,209	—	—	—	—

San Antonio	589,362	—	—	—	—

Portland	44,153	942,311	657	—	—

Seattle	—	494,658	—	—	—

Total	3,297,739	2,681,637	2,112	96,707	369

		Square Feet		%
Note: Circled areas represent all markets in which American Assets Trust, Inc. currently owns and operates its real estate assets. Size of circle denotes approximation of square feet / units. Net rentable square footage may be adjusted from the prior periods to reflect re-measurement of leased space at the properties.	Retail	3.3	million	55%
	Office	2.7	million	45%
Data is as of September 30, 2017.	Totals	6.0	million
(1) Includes 122 RV spaces.

Third Quarter 2017 Supplemental Information	Page 2

This Supplemental Information contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act). Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: adverse economic or real estate developments in our markets; our failure to generate sufficient cash flows to service our outstanding indebtedness; defaults on, early terminations of or non-renewal of leases by tenants, including significant tenants; difficulties in identifying properties to acquire and completing acquisitions; difficulties in completing dispositions; our failure to successfully operate acquired properties and operations; our inability to develop or redevelop our properties due to market conditions; fluctuations in interest rates and increased operating costs; risks related to joint venture arrangements; our failure to obtain necessary outside financing; on-going litigation; general economic conditions; financial market fluctuations; risks that affect the general retail, office, multifamily and mixed-use environment; the competitive environment in which we operate; decreased rental rates or increased vacancy rates; conflicts of interests with our officers or directors; lack or insufficient amounts of insurance; environmental uncertainties and risks related to adverse weather conditions and natural disasters; other factors affecting the real estate industry generally; limitations imposed on our business and our ability to satisfy complex rules in order for us to continue to qualify as a REIT for U.S. federal income tax purposes; and changes in governmental regulations or interpretations thereof, such as real estate and zoning laws and increases in real property tax rates and taxation of REITs.
While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, or new information, data or methods, future events or other changes. For a further discussion of these and other factors that could impact our future results, refer to our most recent Annual Report on Form 10-K and other risks described in documents subsequently filed by us from time to time with the Securities and Exchange Commission.

Third Quarter 2017 Supplemental Information	Page 3

FINANCIAL HIGHLIGHTS

Third Quarter 2017 Supplemental Information	Page 4

CONSOLIDATED BALANCE SHEETS

(Amounts in thousands, except shares and per share data)	September 30, 2017	December 31, 2016
	(unaudited)	(audited)
ASSETS
Real estate, at cost
Operating real estate	$2,525,628	$2,241,061
Construction in progress	66,218	50,498
Held for development	9,391	9,447
	2,601,237	2,301,006
Accumulated depreciation	(519,391)	(469,460)
Net real estate	2,081,846	1,831,546
Cash and cash equivalents	94,207	44,801
Restricted cash	10,124	9,950
Accounts receivable, net	8,649	9,330
Deferred rent receivable, net	38,614	38,452
Other assets, net	42,178	52,854
TOTAL ASSETS	$2,275,618	$1,986,933
LIABILITIES AND EQUITY
LIABILITIES:
Secured notes payable, net	$279,867	$445,180
Unsecured notes payable, net	1,044,934	596,350
Unsecured line of credit	—	20,000
Accounts payable and accrued expenses	48,107	32,401
Security deposits payable	6,736	6,114
Other liabilities and deferred credits, net	47,423	48,337
Total liabilities	1,427,067	1,148,382
Commitments and contingencies
EQUITY:
American Assets Trust, Inc. stockholders' equity
Common stock, $0.01 par value, 490,000,000 shares authorized, 47,130,063 and 45,732,109 shares issued and outstanding at September 30, 2017 and December 31, 2016, respectively	471	457
Additional paid in capital	917,334	874,597
Accumulated dividends in excess of net income	(91,695)	(77,296)
Accumulated other comprehensive income	10,350	11,798
Total American Assets Trust, Inc. stockholders' equity	836,460	809,556
Noncontrolling interests	12,091	28,995
Total equity	848,551	838,551
TOTAL LIABILITIES AND EQUITY	$2,275,618	$1,986,933

Third Quarter 2017 Supplemental Information	Page 5

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited, amounts in thousands, except shares and per share data)	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
REVENUE:
Rental income	$78,135	$71,852	$221,100	$207,318
Other property income	4,204	4,124	12,137	11,208
Total revenue	82,339	75,976	233,237	218,526
EXPENSES:
Rental expenses	21,177	20,591	60,877	58,634
Real estate taxes	8,535	7,396	23,975	20,446
General and administrative	4,958	4,513	15,171	13,456
Depreciation and amortization	21,192	17,992	63,360	53,159
Total operating expenses	55,862	50,492	163,383	145,695
OPERATING INCOME	26,477	25,484	69,854	72,831
Interest expense	(13,873)	(13,049)	(39,856)	(39,148)
Other (expense) income, net	(99)	(577)	403	(454)
NET INCOME	12,505	11,858	30,401	33,229
Net income attributable to restricted shares	(60)	(42)	(181)	(128)
Net income attributable to unitholders in the Operating Partnership	(3,351)	(3,342)	(8,220)	(9,377)
NET INCOME ATTRIBUTABLE TO AMERICAN ASSETS TRUST, INC. STOCKHOLDERS	$9,094	$8,474	$22,000	$23,724

EARNINGS PER COMMON SHARE
Basic income attributable to common stockholders per share	$0.19	$0.19	$0.47	$0.52
Weighted average shares of common stock outstanding - basic	46,898,086	45,377,719	46,650,403	45,282,643
Diluted income attributable to common stockholders per share	$0.19	$0.19	$0.47	$0.52
Weighted average shares of common stock outstanding - diluted	64,093,066	63,272,702	64,081,697	63,180,637

Third Quarter 2017 Supplemental Information	Page 6

FUNDS FROM OPERATIONS, FFO AS ADJUSTED & FUNDS AVAILABLE FOR DISTRIBUTION

(Unaudited, amounts in thousands, except shares and per share data)	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
Funds from Operations (FFO) (1)
Net income	$12,505	$11,858	$30,401	$33,229
Depreciation and amortization of real estate assets	21,192	17,992	63,360	53,159
FFO, as defined by NAREIT	33,697	29,850	93,761	86,388
Less: Nonforfeitable dividends on incentive stock awards	(59)	(41)	(177)	(124)
FFO attributable to common stock and common units	$33,638	$29,809	$93,584	$86,264

FFO per diluted share/unit	$0.52	$0.47	$1.46	$1.37

Weighted average number of common shares and common units, diluted (2)	64,094,454	63,274,411	64,083,186	63,182,040

Funds Available for Distribution (FAD) (1)	$21,013	$24,290	$69,708	$65,848

Dividends
Dividends declared and paid	$16,724	$15,883	$50,172	$47,536
Dividends declared and paid per share/unit	$0.26	$0.25	$0.78	$0.75

Third Quarter 2017 Supplemental Information	Page 7

FUNDS FROM OPERATIONS, FFO AS ADJUSTED & FUNDS AVAILABLE FOR DISTRIBUTION (CONTINUED)

(Unaudited, amounts in thousands, except shares and per share data)	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
Funds Available for Distribution (FAD) (1)
FFO	$33,697	$29,850	$93,761	$86,388
Adjustments:
Tenant improvements, leasing commissions and maintenance capital expenditures	(12,537)	(7,882)	(26,957)	(24,563)
Net effect of straight-line rents (3)	(327)	882	119	598
Amortization of net above (below) market rents (4)	(836)	(857)	(2,545)	(2,552)
Net effect of other lease assets (5)	(9)	622	965	892
Amortization of debt issuance costs and debt fair value adjustment	445	1,116	2,625	3,354
Non-cash compensation expense	639	600	1,917	1,855
Nonforfeitable dividends on incentive stock awards	(59)	(41)	(177)	(124)
FAD	$21,013	$24,290	$69,708	$65,848

Summary of Capital Expenditures
Tenant improvements and leasing commissions	$7,240	$4,933	$14,624	$11,839
Maintenance capital expenditures	5,297	2,949	12,333	12,724
	$12,537	$7,882	$26,957	$24,563

Notes:

(1)	See Glossary of Terms.

(2)
For the three and nine months ended September 30, 2017 and 2016, the weighted average common shares and common units used to compute FFO per diluted share/unit include operating partnership common units and unvested restricted stock awards that are subject to time vesting. The shares/units used to compute FFO per diluted share/unit include additional shares/units which were excluded from the computation of diluted EPS, as they were anti-dilutive for the periods presented.

(3)	Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.

(4)	Represents the adjustment related to the acquisition of buildings with above (below) market rents.

(5)
Represents adjustments related to amortization of lease incentives paid to tenants, amortization of lease intangibles, lease termination fees at City Center Bellevue and straight-line rent expense for our leases of the Annex at the Landmark at One Market and retail space at Waikiki Beach Walk - Retail.

Third Quarter 2017 Supplemental Information	Page 8

CORPORATE GUIDANCE

(Unaudited, amounts in thousands, except share and per share data)

	Prior 2017 Guidance Range (1) (2)		Revised 2017 Guidance Range (2)
Funds from Operations (FFO):
Net income	$48,618	$52,529	$43,620	$44,903
Depreciation and amortization of real estate assets	81,972	81,972	84,310	84,310
FFO, as defined by NAREIT	130,590	134,501	127,930	129,213
Less: Nonforfeitable dividends on incentive stock awards	(236)	(236)	(236)	(236)
FFO attributable to common stock and units	$130,354	$134,265	$127,694	$128,977
Weighted average number of common shares and units, diluted	65,177,168	65,177,168	64,167,851	64,167,851
FFO per diluted share, updated	$2.00	$2.06	$1.99	$2.01

	2018 Guidance Range (2)
Funds from Operations (FFO):
Net income	$42,497	$47,669
Depreciation and amortization of real estate assets	87,703	87,703
FFO, as defined by NAREIT	130,200	135,372
Less: Nonforfeitable dividends on incentive stock awards	(250)	(250)
FFO attributable to common stock and units	$129,950	$135,122
Weighted average number of common shares and units, diluted	64,651,844	64,651,844
FFO per diluted share, updated	$2.01	$2.09

Notes:

(1)	Prior 2017 Guidance Range as reported in the Company's First Quarter 2017 Supplemental Information.

(2)	The Company's guidance excludes any impact from future acquisitions, dispositions, equity issuances or repurchases, future debt financings or repayments.

These estimates are forward-looking and reflect management's view of current and future market conditions, including certain assumptions with respect to leasing activity, rental rates, occupancy levels, interest rates and the amount and timing of acquisition and development activities. Our actual results may differ materially from these estimates.

Third Quarter 2017 Supplemental Information	Page 9

SAME-STORE PORTFOLIO NET OPERATING INCOME (NOI)

(Unaudited, amounts in thousands)	Three Months Ended September 30, 2017
	Retail	Office	Multifamily	Mixed-Use	Total
Real estate rental revenue
Same-store portfolio	$25,361	$26,653	$5,223	$16,729	$73,966
Non-same store portfolio (1)	1,186	—	7,187	—	8,373
Total	26,547	26,653	12,410	16,729	82,339
Real estate expenses
Same-store portfolio	6,616	7,872	1,772	9,623	25,883
Non-same store portfolio (1)	318	2	3,509	—	3,829
Total	6,934	7,874	5,281	9,623	29,712
Net Operating Income (NOI), GAAP basis
Same-store portfolio	18,745	18,781	3,451	7,106	48,083
Non-same store portfolio (1)	868	(2)	3,678	—	4,544
Total	$19,613	$18,779	$7,129	$7,106	$52,627
Same-store portfolio NOI, GAAP basis	$18,745	$18,781	$3,451	$7,106	$48,083
Net effect of straight-line rents (2)	(156)	97	—	(80)	(139)
Amortization of net above (below) market rents (3)	(308)	(477)	—	(28)	(813)
Net effect of other lease intangibles (4)	5	(15)	—	—	(10)
Same-store portfolio NOI, cash basis	$18,286	$18,386	$3,451	$6,998	$47,121

Notes:

(1)	Same-store portfolio and non-same store portfolio are determined based on properties held on September 30, 2017 and 2016. See Glossary of Terms.

(2)	Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.

(3)	Represents the adjustment related to the acquisition of buildings with above (below) market rents.

(4)
Represents adjustments related to amortization of lease incentives paid to tenants, amortization of lease intangibles and straight-line rent expense for our leases of the Annex at The Landmark at One Market.

Third Quarter 2017 Supplemental Information	Page 10

SAME-STORE PORTFOLIO NET OPERATING INCOME (NOI) (CONTINUED)

(Unaudited, amounts in thousands)	Nine Months Ended September 30, 2017
	Retail	Office	Multifamily	Mixed-Use	Total
Real estate rental revenue
Same-store portfolio	$74,355	$65,997	$15,118	$46,619	$202,089
Non-same store portfolio (1)	1,937	13,005	16,206	—	31,148
Total	76,292	79,002	31,324	46,619	233,237
Real estate expenses
Same-store portfolio	19,890	19,454	5,063	28,139	72,546
Non-same store portfolio (1)	529	4,266	7,511	—	12,306
Total	20,419	23,720	12,574	28,139	84,852
Net Operating Income (NOI), GAAP basis
Same-store portfolio	54,465	46,543	10,055	18,480	129,543
Non-same store portfolio (1)	1,408	8,739	8,695	—	18,842
Total	$55,873	$55,282	$18,750	$18,480	$148,385
Same-store portfolio NOI, GAAP basis	$54,465	$46,543	$10,055	$18,480	$129,543
Net effect of straight-line rents (2)	164	360	—	(57)	467
Amortization of net above (below) market rents (3)	(896)	(1,548)	—	(78)	(2,522)
Net effect of other lease assets (4)	8	(26)	—	(18)	(36)
Same-store portfolio NOI, cash basis	$53,741	$45,329	$10,055	$18,327	$127,452

Notes:

(1)	Same-store portfolio and non-same store portfolio are determined based on properties held on September 30, 2017 and 2016. See Glossary of Terms.

(2)	Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.

(3)	Represents the adjustment related to the acquisition of buildings with above (below) market rents.

(4)
Represents adjustments related to amortization of lease incentives paid to tenants, amortization of lease intangibles, lease termination fees at City Center Bellevue, and straight-line rent expense for our leases of the Annex at The Landmark at One Market and retail space at Waikiki Beach Walk - Retail.

Third Quarter 2017 Supplemental Information	Page 11

SAME-STORE PORTFOLIO NOI COMPARISON EXCLUDING REDEVELOPMENT

(Unaudited, amounts in thousands)	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2017	2016	Change	2017	2016	Change
Cash Basis:
Retail	$18,286	$18,318	(0.2)%	$53,741	$54,224	(0.9)%
Office	18,386	18,085	1.7	45,329	43,181	5.0
Multifamily	3,451	3,236	6.6	10,055	9,595	4.8
Mixed-Use	6,998	7,615	(8.1)	18,327	19,783	(7.4)
	$47,121	$47,254	(0.3)%	$127,452	$126,783	0.5%

GAAP Basis:
Retail	$18,745	$17,831	5.1%	$54,465	$54,068	0.7%
Office	18,781	17,675	6.3	46,543	44,031	5.7
Multifamily	3,451	3,236	6.6	10,055	9,595	4.8
Mixed-Use	7,106	7,647	(7.1)	18,480	19,865	(7.0)
	$48,083	$46,389	3.7%	$129,543	$127,559	1.6%

Third Quarter 2017 Supplemental Information	Page 12

SAME-STORE PORTFOLIO NOI COMPARISON WITH REDEVELOPMENT

(Unaudited, amounts in thousands)	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2017	2016	Change	2017	2016	Change
Cash Basis:
Retail	$18,286	$18,318	(0.2)%	$53,741	$54,224	(0.9)%
Office	18,386	18,085	1.7	53,906	52,303	3.1
Multifamily	3,451	3,236	6.6	10,055	9,595	4.8
Mixed-Use	6,998	7,615	(8.1)	18,327	19,783	(7.4)
	$47,121	$47,254	(0.3)%	$136,029	$135,905	0.1%

GAAP Basis:
Retail	$18,745	$17,831	5.1%	$54,465	$54,068	0.7%
Office	18,781	17,675	6.3	55,290	53,030	4.3
Multifamily	3,451	3,236	6.6	10,055	9,595	4.8
Mixed-Use	7,106	7,647	(7.1)	18,480	19,865	(7.0)
	$48,083	$46,389	3.7%	$138,290	$136,558	1.3%

Third Quarter 2017 Supplemental Information	Page 13

NOI BY REGION

(Unaudited, amounts in thousands)	Three Months Ended September 30, 2017
	Retail	Office	Multifamily	Mixed-Use	Total
Southern California
NOI, GAAP basis (1)	$8,510	$4,563	$5,461	$—	$18,534
Net effect of straight-line rents (2)	(211)	45	—	—	(166)
Amortization of net above (below) market rents (3)	(221)	—	—	—	(221)
NOI, cash basis	8,078	4,608	5,461	—	18,147
Northern California
NOI, GAAP basis (1)	3,054	5,099	—	—	8,153
Net effect of straight-line rents (2)	(56)	182	—	—	126
Amortization of net above (below) market rents (3)	(97)	(194)	—	—	(291)
Net effect of other lease intangibles (4)	—	(37)	—	—	(37)
NOI, cash basis	2,901	5,050	—	—	7,951
Hawaii
NOI, GAAP basis (1)	4,210	—	—	7,106	11,316
Net effect of straight-line rents (2)	104	—	—	(80)	24
Amortization of net above (below) market rents (3)	83	—	—	(28)	55
Net effect of other lease intangibles (4)	5	—	—	—	5
NOI, cash basis	4,402	—	—	6,998	11,400
Oregon
NOI, GAAP basis (1)	292	5,035	1,668	—	6,995
Net effect of straight-line rents (2)	(46)	(101)	(48)	—	(195)
Amortization of net above (below) market rents (3)	—	(94)	—	—	(94)
Net effect of other lease intangibles (4)	—	6	—	—	6
NOI, cash basis	246	4,846	1,620	—	6,712
Texas
NOI, GAAP basis (1)	3,547	—	—	—	3,547
Net effect of straight-line rents (2)	(43)	—	—	—	(43)
Amortization of net above (below) market rents (3)	(95)	—	—	—	(95)
NOI, cash basis	3,409	—	—	—	3,409
Washington
NOI, GAAP basis (1)	—	4,082	—	—	4,082
Net effect of straight-line rents (2)	—	(71)	—	—	(71)
Amortization of net above (below) market rents (3)	—	(190)	—	—	(190)
Net effect of other lease intangibles (4)	—	17	—	—	17
NOI, cash basis	—	3,838	—	—	3,838
Total
NOI, GAAP basis (1)	19,613	18,779	7,129	7,106	52,627
Net effect of straight-line rents (2)	(252)	55	(48)	(80)	(325)
Amortization of net above (below) market rents (3)	(330)	(478)	—	(28)	(836)
Net effect of other lease intangibles (4)	5	(14)	—	—	(9)
NOI, cash basis	$19,036	$18,342	$7,081	$6,998	$51,457
Notes:

(1)	See Glossary of Terms.

(2)	Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.

(3)	Represents the adjustment related to the acquisition of buildings with above (below) market rents.

(4)
Represents adjustments related to amortization of lease incentives paid to tenants, amortization of lease intangibles and straight-line rent expense for our leases of the Annex at The Landmark at One Market.

Third Quarter 2017 Supplemental Information	Page 14

NOI BREAKDOWN

Three Months Ended September 30, 2017

Portfolio NOI, Cash Basis Breakdown

Portfolio Diversification by Geographic Region

Portfolio NOI, GAAP Basis Breakdown

Portfolio Diversification by Geographic Region

Portfolio Diversification by Segment

Portfolio Diversification by Segment

Third Quarter 2017 Supplemental Information	Page 15

PROPERTY REVENUE AND OPERATING EXPENSES

(Unaudited, amounts in thousands)	Three Months Ended September 30, 2017
		Additional		Property
		Property	Billed Expense	Operating
Property	Base Rent (1)	Income (2)	Reimbursements (3)	Expenses (4)
Retail Portfolio
Carmel Country Plaza	$908	$21	$218	$(201)
Carmel Mountain Plaza	3,233	46	782	(849)
South Bay Marketplace	570	1	207	(203)
Gateway Marketplace (5)	563	—	169	(208)
Lomas Santa Fe Plaza	1,384	8	300	(385)
Solana Beach Towne Centre	1,511	18	515	(504)
Del Monte Center (6)	2,465	255	1,045	(1,163)
Geary Marketplace	300	—	156	(149)
The Shops at Kalakaua	487	25	51	(85)
Waikele Center	4,083	379	1,064	(1,601)
Alamo Quarry Market	3,502	64	1,609	(1,767)
Hassalo on Eighth - Retail	235	45	50	(80)
Subtotal Retail Portfolio	$19,241	$862	$6,166	$(7,195)
Office Portfolio
Torrey Reserve Campus (7)	$4,511	$68	$343	$(1,481)
Solana Beach Corporate Centre	1,949	6	38	(509)
The Landmark at One Market	6,245	38	278	(2,160)
One Beach Street	818	2	144	(315)
First & Main	2,818	174	446	(844)
Lloyd District Portfolio (7)	2,967	505	48	(1,226)
City Center Bellevue	4,515	684	383	(1,374)
Subtotal Office Portfolio	$23,823	$1,477	$1,680	$(7,909)

Third Quarter 2017 Supplemental Information	Page 16

PROPERTY REVENUE AND OPERATING EXPENSES (CONTINUED)

(Unaudited, amounts in thousands)	Three Months Ended September 30, 2017
		Additional		Property
		Property	Billed Expense	Operating
Property	Base Rent (1)	Income (2)	Reimbursements (3)	Expenses (4)
Multifamily Portfolio
Loma Palisades	$3,064	$267	$—	$(1,099)
Imperial Beach Gardens	883	72	—	(323)
Mariner's Point	436	32	—	(158)
Santa Fe Park RV Resort	438	31	—	(192)
Pacific Ridge Apartments	3,782	204	—	(1,966)
Hassalo on Eighth - Multifamily	3,029	330	—	(1,544)
Subtotal Multifamily Portfolio	$11,632	$936	$—	$(5,282)
Mixed-Use Portfolio
Waikiki Beach Walk - Retail	$2,567	$1,279	$991	$(1,829)
Waikiki Beach Walk - Embassy Suites™	11,006	782	—	(7,800)
Subtotal Mixed-Use Portfolio	$13,573	$2,061	$991	$(9,629)
Total	$68,269	$5,336	$8,837	$(30,015)

Notes:

(1)
Base rent for our retail and office portfolio and the retail portion of our mixed-use portfolio represents base rent for the three months ended September 30, 2017 (before abatements) and excludes the impact of straight-line rent and above (below) market rent adjustments. Total abatements for our retail and office portfolio were approximately $15 and $728, respectively, for the three months ended September 30, 2017. There were no abatements for the retail portion of our mixed-use portfolio for the three months ended September 30, 2017. In the case of triple net or modified gross leases, annualized base rent does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses. Multifamily portfolio base rent represents base rent (including parking, before abatements) less vacancy allowance and employee rent credits and includes additional rents (additional rents include insufficient notice penalties, month-to-month charges and pet rent). There were $236 of abatements for our multifamily portfolio for the three months ended September 30, 2017. For Waikiki Beach Walk - Embassy SuitesTM, base rent is equal to the actual room revenue for the three months ended September 30, 2017.

(2)
Represents additional property-related income for the three months ended September 30, 2017, which includes: (i) percentage rent, (ii) other rent (such as storage rent, license fees and association fees) and (iii) other property income (such as late fees, default fees, lease termination fees, parking revenue, the reimbursement of general excise taxes, laundry income and food and beverage sales).

(3)	Represents billed tenant expense reimbursements for the three months ended September 30, 2017.

(4)
Represents property operating expenses for the three months ended September 30, 2017. Property operating expenses includes all rental expenses, except non cash rent expense and the provision for bad debt recorded for deferred rent receivables.

(5)	Includes revenue and expenses since the acquisition of the Gateway Marketplace for the period from July 6, 2017 to September 30, 2017.

(6)	Includes revenue and expenses for the ground lease acquired at Del Monte Center for the period from September 1, 2017 to September 30, 2017.

(7)
Base rent shown includes amounts related to American Assets Trust, L.P.'s leases at Torrey Reserve Campus and Lloyd District Portfolio. This intercompany rent is eliminated in the consolidated statement of operations. The base rent and abatements were both $279 for the three months ended September 30, 2017.

Third Quarter 2017 Supplemental Information	Page 17

SEGMENT CAPITAL EXPENDITURES

(Unaudited, amounts in thousands)	Three Months Ended September 30, 2017
Segment	Tenant Improvements and Leasing Commissions	Maintenance Capital Expenditures	Total Tenant Improvements, Leasing Commissions and Maintenance Capital Expenditures	Redevelopment and Expansions	New Development	Total Capital Expenditures
Retail Portfolio	$3,507	$350	$3,857	$—	$(54)	$3,803
Office Portfolio	3,588	2,928	6,516	—	4,039	10,555
Multifamily Portfolio	—	1,953	1,953	—	—	1,953
Mixed-Use Portfolio	145	66	211	—	—	211
Total	$7,240	$5,297	$12,537	$—	$3,985	$16,522

	Nine Months Ended September 30, 2017
Segment	Tenant Improvements and Leasing Commissions	Maintenance Capital Expenditures	Total Tenant Improvements, Leasing Commissions and Maintenance Capital Expenditures	Redevelopment and Expansions	New Development	Total Capital Expenditures
Retail Portfolio	$6,526	$1,377	$7,903	$—	$(54)	$7,849
Office Portfolio	7,869	6,250	14,119	—	11,596	25,715
Multifamily Portfolio	—	4,521	4,521	—	—	4,521
Mixed-Use Portfolio	229	185	414	—	—	414
Total	$14,624	$12,333	$26,957	$—	$11,542	$38,499

Third Quarter 2017 Supplemental Information	Page 18

SUMMARY OF OUTSTANDING DEBT

(Unaudited, amounts in thousands)	Amount
	Outstanding at		Annual Debt		Balance at
Debt	September 30, 2017	Interest Rate	Service	Maturity Date	Maturity
Loma Palisades (1)	$73,744	6.09%	$77,524	July 1, 2018	$73,744
One Beach Street (1)	21,900	3.94%	875	April 1, 2019	21,900
Torrey Reserve - North Court (2)	20,120	7.22%	1,836	June 1, 2019	19,443
Torrey Reserve - VCI, VCII, VCIII (2)	6,795	6.36%	560	June 1, 2020	6,439
Solana Beach Corporate Centre I-II (2)	10,774	5.91%	855	June 1, 2020	10,169
Solana Beach Towne Centre (2)	35,914	5.91%	2,849	June 1, 2020	33,898
City Center Bellevue (1)	111,000	3.98%	4,479	November 1, 2022	111,000
Secured Notes Payable / Weighted Average (3)	$280,247	5.14%	$88,978		$276,593

Term Loan A (4)	$100,000	3.08%	$3,125	January 9, 2019	$100,000
Series A Notes (5)	150,000	3.88%	6,060	October 31, 2021	150,000
Term Loan B (6)	100,000	3.15%	3,149	March 1, 2023	100,000
Term Loan C (7)	50,000	3.14%	1,571	March 1, 2023	50,000
Series F Notes (8)	100,000	3.85%	3,780	July 19, 2024	100,000
Series B Notes	100,000	4.45%	4,450	February 2, 2025	100,000
Series C Notes	100,000	4.50%	4,500	April 1, 2025	100,000
Series D Notes (9)	250,000	3.87%	10,725	March 1, 2027	250,000
Series E Notes (10)	100,000	4.18%	4,240	May 23, 2029	100,000
Unsecured Notes Payable / Weighted Average (11)	$1,050,000	3.84%	$41,600		$1,050,000
Notes:

(1)	Interest only.

(2)	Principal payments based on a 30-year amortization schedule.

(3)	The Secured Notes Payable total does not include debt issuance costs, net of $0.4 million.

(4)
Term Loan A has a maturity date of January 9, 2018 and we have one 12-month option remaining to extend its maturity to 2019, which we intend to exercise. Term Loan A accrues interest at a variable rate, which we fixed as part of an interest rate swap for an effective interest rate of 3.08%, subject to adjustments based on our consolidated leverage ratio.

(5)
$150 million of 4.04% Senior Guaranteed Notes, Series A, due October 31, 2021. Net of the settlement of the forward-starting interest rate swap, the effective interest rate for the Series A Notes is approximately 3.88% per annum, through maturity.

(6)
Term Loan B matures on March 1, 2023. Term Loan B accrues interest at a variable rate, which we fixed as part of an interest rate swap for an all-in interest rate of 3.15%, subject to adjustments based on our consolidated leverage ratio.

(7)
Term Loan C matures on March 1, 2023. Term Loan C accrues interest at a variable rate, which we fixed as part of an interest rate swap for an all-in interest rate of 3.14%, subject to adjustments based on our consolidated leverage ratio.

(8)
$100 million of 3.78% Senior Guaranteed Notes, Series F, due July 19, 2024. Net of the settlement of the treasury lock contract, the effective interest rate for the Series F Notes is approximately 3.85%, through maturity.

(9)
$250 million of 4.29% Senior Guaranteed Notes, Series D, due March 1, 2027. Net of the settlement of the forward-starting interest rate swap, the effective interest rate for the Series D Notes is approximately 3.87% per annum, through maturity.

(10)
$100 million of 4.24% Senior Guaranteed Notes, Series E, due May 23, 2029. Net of the settlement of the treasury lock contract, the effective interest rate for the Series E Notes is approximately 4.18%, through maturity.

(11)	The Unsecured Notes Payable total does not include debt issuance costs, net of $5.1 million.

Third Quarter 2017 Supplemental Information	Page 19

MARKET CAPITALIZATION

(Unaudited, amounts in thousands, except per share data)

Market data	September 30, 2017
Common shares outstanding	47,130
Common units outstanding	17,195
Common shares and common units outstanding	64,325
Market price per common share	$39.77
Equity market capitalization	$2,558,205
Total debt	$1,330,247
Total market capitalization	$3,888,452
Less: Cash on hand	$(94,207)
Total enterprise value	$3,794,245
Total assets, gross	$2,795,009
Total unencumbered assets, gross	$2,286,612

Total debt/Total capitalization	34.2%
Total debt/Total enterprise value	35.1%
Net debt/Total enterprise value (1)	32.6%
Total debt/Total assets, gross	47.6%
Net debt/Total assets, gross (1)	44.2%
Total unencumbered assets, gross/Unsecured debt	217.8%

Total debt/Adjusted EBITDA (2)(3)	6.9	x
Net debt/Adjusted EBITDA (1)(2)(3)	6.4	x
Interest coverage ratio (4)	3.6	x
Fixed charge coverage ratio (4)	3.6	x

Weighted Average Fixed Interest Rate	2017	2018	2019	2020	2021	2022	2023	2024	2025	2026	2027	2028	2029
	—%	6.1%	3.8%	6.0%	3.9%	4.0%	3.1%	3.8%	4.5%	—%	3.9%	—%	4.2%

Total Weighed Average Fixed Interest Rate:	4.1%
Weighted Average Term to Maturity:	6.1 years

Credit Ratings
Rating Agency	Rating	Outlook
Fitch	BBB	Stable
Moody's	Baa3	Stable
Standard & Poors	BBB-	Stable

Notes:

(1)	Net debt is equal to total debt less cash on hand.

(2)	See Glossary of Terms for discussion of EBITDA and Adjusted EBITDA.

(3)	As used here, Adjusted EBITDA represents the actual for the three months ended September 30, 2017 annualized.

(4)	Calculated as Adjusted EBITDA divided by interest on borrowed funds, including capitalized interest and excluding debt fair value adjustments and loan fee amortization.

(5)	Assumes the exercise of the one 12-month option remaining to extend the maturity of the unsecured term loan to January 2019.

Third Quarter 2017 Supplemental Information	Page 20

SUMMARY OF DEVELOPMENT OPPORTUNITIES

Our portfolio has numerous potential opportunities to create future shareholder value. These opportunities could be subject to government approvals, lender consents, tenant consents, market conditions, availability of debt and/or equity financing, etc. Many of these opportunities are in their preliminary stages and may not ultimately come to fruition. This schedule will update as we modify various assumptions and markets conditions change. Square footages and units set forth below are estimates only and ultimately may differ materially from actual square footages and units.

Development/Redevelopment Pipeline
Property	Property Type	Location	Estimated Rentable Square Feet	Multifamily Units
Solana Beach Corporate Centre (Building 5)	Retail	Solana Beach, CA	10,000	N/A
Lomas Santa Fe Plaza	Retail	Solana Beach, CA	45,000	N/A
Solana Beach - Highway 101 (1)	Mixed Use	Solana Beach, CA	48,000	36
Lloyd District Portfolio - multiple phases (2)	Mixed Use	Portland, OR	TBD	TBD

Notes:

(1)
Represents commercial portion of development opportunity for Solana Beach - Highway 101. A third party has been granted an option to acquire this property exercisable on or prior to August 22, 2018 at a price ranging from $9.0 million to $9.45 million in consideration for a non-refundable $0.6 million option payment.

(2)
The Lloyd District Portfolio was acquired in 2011 consisting of approximately 600,000 rentable square feet on more than 16 acres located in the Lloyd District of Portland, Oregon. The portion of the property that has been designated for additional development to include a high density, transit oriented, mixed-use urban village, with the potential to be in excess of approximately three million square feet. The entitlement for such development opportunity allows a 12:1 Floor Area Ratio with a 250 foot height limit and provides for retail, office and/or multifamily development.  Additional development plans are in the early stages and will continue to progress as demand and economic conditions allow.

Third Quarter 2017 Supplemental Information	Page 21

PORTFOLIO DATA

Third Quarter 2017 Supplemental Information	Page 22

PROPERTY REPORT

As of September 30, 2017				Retail and Office Portfolios
				Net			Annualized
			Number	Rentable			Base Rent
		Year Built/	of	Square	Percentage	Annualized	per Leased
Property	Location	Renovated	Buildings	Feet (1)	Leased (2)	Base Rent (3)	Square Foot (4)	Retail Anchor Tenant(s) (5)	Other Principal Retail Tenants (6)
Retail Properties
Carmel Country Plaza	San Diego, CA	1991	9	78,098	95.0%	$3,643,687	$49.11		Sharp Healthcare, San Diego County Credit Union
Carmel Mountain Plaza (7)	San Diego, CA	1994/2014	15	528,416	99.5	12,914,931	24.56	Sears	Dick's Sporting Goods, Saks Fifth Avenue Off 5th
South Bay Marketplace (7)	San Diego, CA	1997	9	132,877	100.0	2,381,825	17.93		Ross Dress for Less, Grocery Outlet
Gateway Marketplace	San Diego, CA	1997/2016	3	127,861	98.7	2,378,717	18.85	Hobby Lobby	Smart & Final, Aldi
Lomas Santa Fe Plaza	Solana Beach, CA	1972/1997	9	209,569	98.0	5,564,628	27.09		Vons, Home Goods
Solana Beach Towne Centre	Solana Beach, CA	1973/2000/2004	12	246,730	95.8	6,052,727	25.61		Dixieline Probuild, Marshalls
Del Monte Center (7)	Monterey, CA	1967/1984/2006	16	756,209	98.3	11,350,418	15.27	Macy's, KLA Monterrey	Century Theatres, Macy's Furniture Gallery
Geary Marketplace	Walnut Creek, CA	2012	3	35,156	100.0	1,198,166	34.08		Sprouts Farmer Market, Freebirds Wild Burrito
The Shops at Kalakaua	Honolulu, HI	1971/2006	3	11,671	100.0	1,949,473	167.04		Hawaii Beachware & Fashion, Diesel U.S.A. Inc.
Waikele Center	Waipahu, HI	1993/2008	9	537,637	90.7	16,481,541	33.80	Lowe's, Kmart(8)	UFC Gym, Old Navy
Alamo Quarry Market (7)	San Antonio, TX	1997/1999	16	589,362	99.6	14,038,612	23.92	Regal Cinemas	Bed Bath & Beyond, Whole Foods Market
Hassalo on Eighth	Portland, OR	2015	3	44,153	76.6	940,008	27.79		Providence Health & Services, Green Zebra Grocery
Subtotal/Weighted Average Retail Portfolio			107	3,297,739	97.0%	$78,894,733	$24.66
Office Properties
Torrey Reserve Campus	San Diego, CA	1996-2000/2014-2016	14	515,192	80.4%	$18,389,462	$44.40
Solana Beach Corporate Centre	Solana Beach, CA	1982/2005	4	212,491	94.2	7,614,554	38.04
The Landmark at One Market (9)	San Francisco, CA	1917/2000	1	419,371	100.0	24,978,615	59.56
One Beach Street	San Francisco, CA	1924/1972/1987/1992	1	97,614	100.0	3,271,980	33.52
First & Main	Portland, OR	2010	1	360,641	98.7	11,044,572	31.03
Lloyd District Portfolio	Portland, OR	1940-2015	6	581,670	76.0	11,146,348	25.21
City Center Bellevue	Bellevue, WA	1987	1	494,658	97.5	17,136,552	35.53
Subtotal/Weighted Average Office Portfolio			28	2,681,637	89.9%	$93,582,083	$38.82
Total/Weighted Average Retail and Office Portfolio			135	5,979,376	93.8%	$172,476,816	$30.75

Third Quarter 2017 Supplemental Information	Page 23

PROPERTY REPORT (CONTINUED)

As of September 30, 2017
			Number				Average Monthly
		Year Built/	of		Percentage	Annualized	Base Rent per
Property	Location	Renovated	Buildings	Units	Leased (2)	Base Rent (3)	Leased Unit (4)
Loma Palisades (10)	San Diego, CA	1958/2001-2008	80	548	93.6%	$12,155,772	$1,975
Imperial Beach Gardens	Imperial Beach, CA	1959/2008	26	160	97.5	3,652,080	$1,951
Mariner's Point	Imperial Beach, CA	1986	8	88	96.6	1,737,624	$1,703
Santa Fe Park RV Resort (11)	San Diego, CA	1971/2007-2008	1	126	67.0	1,238,664	$1,223
Pacific Ridge Apartments	San Diego, CA	2013	3	533	90.4	16,170,384	$2,797
Hassalo on Eighth - Velomor	Portland, OR	2015	1	177	93.2	3,301,416	$1,668
Hassalo on Eighth - Aster Tower	Portland, OR	2015	1	337	93.8	6,444,420	$1,699
Hassalo on Eighth - Elwood	Portland, OR	2015	1	143	89.5	2,465,736	$1,605
Total/Weighted Average Multifamily Portfolio (10)			121	2,112	91.3%	$47,166,096	$2,038

Mixed-Use Portfolio
			Number	Net Rentable			Annualized Base
		Year Built/	of	Square	Percentage	Annualized	Rent per Leased	Retail
Retail Portion	Location	Renovated	Buildings	Feet (1)	Leased (2)	Base Rent (3)	Square Foot (4)	Anchor Tenant(s) (5)	Other Principal Retail Tenants (6)
Waikiki Beach Walk - Retail	Honolulu, HI	2006	3	96,707	93.7%	$10,058,429	$111.00		Yard House, Roy's

			Number				Annualized
		Year Built/	of		Average	Average	Revenue per
Hotel Portion	Location	Renovated	Buildings	Units	Occupancy (12)	Daily Rate(12)	Available Room (12)
Waikiki Beach Walk - Embassy Suites™	Honolulu, HI	2008/2014	2	369	95.3%	$340.13	$324.19

Notes:

(1)
The net rentable square feet for each of our retail properties and the retail portion of our mixed-use property is the sum of (1) the square footages of existing leases, plus (2) for available space, the field-verified square footage. The net rentable square feet for each of our office properties is the sum of (1) the square footages of existing leases, plus (2) for available space, management’s estimate of net rentable square feet based, in part, on past leases. The net rentable square feet included in such office leases is generally determined consistently with the Building Owners and Managers Association, or BOMA, 1996 measurement guidelines. Net rentable square footage may be adjusted from the prior periods to reflect re-measurement of leased space at the properties.

(2)
Percentage leased for each of our retail and office properties and the retail portion of the mixed-use property includes square footage under leases as of September 30, 2017, including leases which may not have commenced as of September 30, 2017. Percentage leased for our multifamily properties includes total units rented as of September 30, 2017.

(3)
Annualized base rent is calculated by multiplying base rental payments (defined as cash base rents (before abatements)) for the month ended September 30, 2017 by 12. In the case of triple net or modified gross leases, annualized base rent does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.

(4)
Annualized base rent per leased square foot is calculated by dividing annualized base rent, by square footage under lease as of September 30, 2017. Annualized base rent per leased unit is calculated by dividing annualized base rent by units under lease as of September 30, 2017.

(5)	Retail anchor tenants are defined as retail tenants leasing 50,000 square feet or more.

(6)	Other principal retail tenants are defined as the two tenants leasing the most square footage, excluding anchor tenants.
(7)    Net rentable square feet at certain of our retail properties includes pad sites leased pursuant to the ground leases in the following table:

Property	Number of Ground Leases	Square Footage Leased Pursuant to Ground Leases	Aggregate Annualized Base Rent
Carmel Mountain Plaza	6	125,477	$1,193,816
South Bay Marketplace	1	2,824	$102,276
Del Monte Center	1	212,500	$96,000
Alamo Quarry Market	4	31,994	$491,383

(8)
In December 2016, the Kmart store at Waikele Center ceased its operations, but continues to remain fully liable for all of its lease obligations until the lease's scheduled expiration on June 30, 2018.

(9)
This property contains 419,371 net rentable square feet consisting of The Landmark at One Market (375,151 net rentable square feet) as well as a separate long-term leasehold interest in approximately 44,220 net rentable square feet of space located in an adjacent six-story leasehold known as the Annex. We currently lease the Annex from an affiliate of the Paramount Group pursuant to a long-term master lease effective through June 30, 2021, which we have the option to extend until 2031 pursuant to two five-year extension options.

Third Quarter 2017 Supplemental Information	Page 24

PROPERTY REPORT (CONTINUED)

(10)	Excluding the 21 units associated with the Loma Palisades repositioning, Loma Palisades was 97.3% leased and total multifamily was 92.3% leased at September 30, 2017.

(11)
The Santa Fe Park RV Resort is subject to seasonal variation, with higher rates of occupancy occurring during the summer months. During the 12 months ended September 30, 2017, the highest average monthly occupancy rate for this property was 97%, occurring in May 2017. The number of units at the Santa Fe Park RV Resort includes 122 RV spaces and four apartments.

(12)
Average occupancy represents the percentage of available units that were sold during the three months ended September 30, 2017, and is calculated by dividing the number of units sold by the product of the total number of units and the total number of days in the period. Average daily rate represents the average rate paid for the units sold and is calculated by dividing the total room revenue (i.e., excluding food and beverage revenues or other hotel operations revenues such as telephone, parking and other guest services) for the three months ended September 30, 2017 by the number of units sold. Revenue per available room, or RevPAR, represents the total unit revenue per total available units for the three months ended September 30, 2017 and is calculated by multiplying average occupancy by the average daily rate. RevPAR does not include food and beverage revenues or other hotel operations revenues such as telephone, parking and other guest services.

Third Quarter 2017 Supplemental Information	Page 25

RETAIL LEASING SUMMARY

As of September 30, 2017
Total Lease Summary - Comparable (1)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
3rd Quarter 2017	11	100%	24,190	$52.06	$52.70	$(15,496)	(1.2)%	8.4%	5.4	$335,000	$13.85
2nd Quarter 2017	25	100%	207,012	$30.31	$34.77	$(922,740)	(12.8)%	5.2%	8.7	$2,088,639	$10.09
1st Quarter 2017	12	100%	33,114	$45.40	$44.41	$32,606	2.2%	10.2%	5.0	$382,595	$11.55
4th Quarter 2016	14	100%	28,604	$44.50	$42.67	$52,501	4.3%	17.5%	7.3	$555,445	$19.42
Total 12 months	62	100%	292,920	$35.20	$38.11	$(853,129)	(7.6)%	7.7%	7.9	$3,361,679	$11.48

New Lease Summary - Comparable (1)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
3rd Quarter 2017	1	9%	4,785	$21.91	$25.00	$(14,771)	(12.3)%	(2.5)%	10.2	$275,000	$57.47
2nd Quarter 2017	5	20%	7,353	$69.78	$78.54	$(64,397)	(11.2)%	1.4%	7.4	$289,041	$39.31
1st Quarter 2017	3	25%	10,381	$50.05	$53.92	$(40,120)	(7.2)%	(1.0)%	8.2	$361,545	$34.83
4th Quarter 2016	4	29%	3,246	$80.62	$77.70	$9,477	3.8%	12.4%	6.1	$51,745	$15.94
Total 12 months	13	21%	25,765	$54.31	$58.57	$(109,811)	(7.3)%	2.0%	8.1	$977,331	$37.93

Renewal Lease Summary - Comparable (1)(5)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
3rd Quarter 2017	10	91%	19,405	$59.49	$59.53	$(725)	(0.1)%	9.6%	4.3	$60,000	$3.09
2nd Quarter 2017	20	80%	199,659	$28.86	$33.16	$(858,343)	(13.0)%	5.5%	8.7	$1,799,598	$9.01
1st Quarter 2017	9	75%	22,733	$43.27	$40.07	$72,726	8.0%	17.0%	3.5	$21,050	$0.93
4th Quarter 2016	10	71%	25,358	$39.88	$38.18	$43,024	4.4%	18.9%	7.5	$503,700	$19.86
Total 12 months	49	79%	267,155	$33.36	$36.14	$(743,318)	(7.7)%	8.6%	7.8	$2,384,348	$8.92

Total Lease Summary - Comparable and Non-Comparable (1)
	Number of Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
3rd Quarter 2017	12	24,711	$54.61	5.5	$365,000	$14.77
2nd Quarter 2017	28	211,355	$30.37	8.6	$2,439,264	$11.54
1st Quarter 2017	15	42,915	$43.67	5.7	$1,049,120	$24.45
4th Quarter 2016	16	31,064	$43.51	7.1	$599,245	$19.29
Total 12 months	71	310,045	$35.46	7.8	$4,452,629	$14.36
Notes:

(1)	Comparable leases represent those leases signed on spaces for which there was a previous lease, including leases signed for the retail portion of our mixed-use property.

(2)	Contractual rent represents contractual minimum rent under the new lease for the first twelve months of the term.

(3)	Prior rent represents the minimum rent paid under the previous lease in the final twelve months of the term.

(4)	Weighted average is calculated on the basis of square footage.

(5)	Excludes renewals at fixed contractual rates specified in the lease.

Third Quarter 2017 Supplemental Information	Page 26

OFFICE LEASING SUMMARY

As of September 30, 2017
Total Lease Summary - Comparable (1)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
3rd Quarter 2017	13	100%	68,920	$46.49	$42.17	$297,954	10.3%	14.5%	5.2	$1,519,653	$22.05
2nd Quarter 2017	11	100%	88,675	$62.62	$47.24	$1,363,412	32.5%	47.4%	4.9	$956,040	$10.78
1st Quarter 2017	12	100%	92,029	$41.79	$40.08	$157,322	4.3%	6.7%	4.2	$2,577,621	$28.01
4th Quarter 2016	11	100%	103,401	$38.81	$33.78	$519,828	14.9%	31.8%	4.6	$1,218,128	$11.78
Total 12 months	47	100%	353,025	$47.07	$40.44	$2,338,516	16.4%	25.8%	4.7	$6,271,442	$17.76

New Lease Summary - Comparable (1)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
3rd Quarter 2017	5	38%	20,253	$55.38	$47.81	$153,135	15.8%	26.0%	7.4	$877,719	$43.34
2nd Quarter 2017	3	27%	6,583	$40.87	$36.56	$28,395	11.8%	20.3%	5.1	$96,700	$14.69
1st Quarter 2017	8	67%	69,802	$41.32	$37.73	$250,566	9.5%	10.6%	4.9	$2,547,352	$36.49
4th Quarter 2016	5	45%	46,060	$40.17	$34.77	$248,871	15.5%	30.7%	3.5	$700,600	$15.21
Total 12 months	21	45%	142,698	$42.92	$38.15	$680,967	12.5%	19.7%	4.8	$4,222,371	$29.59

Renewal Lease Summary - Comparable (1)(5)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
3rd Quarter 2017	8	62%	48,667	$42.79	$39.81	$144,819	7.5%	8.7%	4.3	$641,934	$13.19
2nd Quarter 2017	8	73%	82,092	$64.36	$48.10	$1,335,017	33.8%	49.2%	4.9	$859,340	$10.47
1st Quarter 2017	4	33%	22,227	$43.24	$47.44	$(93,244)	(8.8)%	(1.6)%	1.8	$30,269	$1.36
4th Quarter 2016	6	55%	57,341	$37.71	$32.98	$270,957	14.3%	32.8%	5.5	$517,528	$9.03
Total 12 months	26	55%	210,327	$49.87	$41.99	$1,657,549	18.8%	29.5%	4.6	$2,049,071	$9.74

Total Lease Summary - Comparable and Non-Comparable
	Number of Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
3rd Quarter 2017	22	123,140	$47.25	6.7	$5,133,674	$41.69
2nd Quarter 2017	13	92,875	$61.74	5.0	$1,115,237	$12.01
1st Quarter 2017	16	123,929	$39.46	5.2	$4,136,001	$33.37
4th Quarter 2016	16	125,836	$39.48	5.0	$2,796,553	$22.22
Total 12 months	67	465,780	$45.97	5.5	$13,181,465	$28.30
Notes:

(1)	Comparable leases represent those leases signed on spaces for which there was a previous lease.

(2)	Contractual rent represents contractual minimum rent under the new lease for the first twelve months of the term.

(3)	Prior rent represents the minimum rent paid under the previous lease in the final twelve months of the term.

(4)	Weighted average is calculated on the basis of square footage.

(5)	Excludes renewals at fixed contractual rates specified in the lease.

Third Quarter 2017 Supplemental Information	Page 27

MULTIFAMILY LEASING SUMMARY

As of September 30, 2017
Lease Summary - Loma Palisades
	Number of Leased Units	Percentage leased (1)		Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
3rd Quarter 2017	513	93.6%	(4)	$12,155,772	$1,975
2nd Quarter 2017	520	94.9%	(4)	$12,286,836	$1,969
1st Quarter 2017	522	95.3%	(4)	$11,977,260	$1,911
4th Quarter 2016	521	95.1%		$11,930,772	$1,908

Lease Summary - Imperial Beach Gardens
	Number of Leased Units	Percentage leased (1)		Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
3rd Quarter 2017	156	97.5%		$3,652,080	$1,951
2nd Quarter 2017	155	96.9%		$3,563,640	$1,915
1st Quarter 2017	157	98.1%		$3,507,744	$1,862
4th Quarter 2016	155	96.9%		$3,402,948	$1,829

Lease Summary - Mariner's Point
	Number of Leased Units	Percentage leased (1)		Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
3rd Quarter 2017	85	96.6%		$1,737,624	$1,703
2nd Quarter 2017	87	98.9%		$1,687,608	$1,616
1st Quarter 2017	86	97.7%		$1,666,164	$1,615
4th Quarter 2016	86	97.7%		$1,626,312	$1,576

Lease Summary - Santa Fe Park RV Resort
	Number of Leased Units	Percentage leased (1)		Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
3rd Quarter 2017	84	67.0%		$1,238,664	$1,223
2nd Quarter 2017	98	78.0%		$1,827,960	$1,550
1st Quarter 2017	102	81.0%		$1,359,780	$1,110
4th Quarter 2016	101	80.2%		$1,173,324	$968

Lease Summary - Pacific Ridge Apartments
	Number of Leased Units	Percentage leased (1)		Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
3rd Quarter 2017	482	90.4%		$16,170,384	$2,797
2nd Quarter 2017	502	94.2%		$16,075,440	$2,668

Third Quarter 2017 Supplemental Information	Page 28

MULTIFAMILY LEASING SUMMARY (CONTINUED)

As of September 30, 2017
Lease Summary - Hassalo on Eighth - Velomor
	Number of Leased Units	Percentage leased (1)		Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
3rd Quarter 2017	165	93.2%		$3,301,416	$1,668
2nd Quarter 2017	166	93.8%		$3,221,940	$1,617
1st Quarter 2017	164	92.7%		$3,225,948	$1,638
4th Quarter 2016	156	88.1%		$3,130,644	$1,673

Lease Summary - Hassalo on Eighth - Aster Tower
	Number of Leased Units	Percentage leased (1)		Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
3rd Quarter 2017	316	93.8%		$6,444,420	$1,699
2nd Quarter 2017	296	87.8%		$6,196,128	$1,745
1st Quarter 2017	308	91.4%		$6,011,100	$1,626
4th Quarter 2016	287	85.2%		$5,843,700	$1,696

Lease Summary - Hassalo on Eighth - Elwood
	Number of Leased Units	Percentage leased (1)		Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
3rd Quarter 2017	128	89.5%		$2,465,736	$1,605
2nd Quarter 2017	131	91.6%		$2,438,040	$1,551
1st Quarter 2017	135	94.4%		$2,424,204	$1,497
4th Quarter 2016	120	83.9%		$2,208,456	$1,534

Total Multifamily Lease Summary
	Number of Leased Units	Percentage leased (1)		Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
3rd Quarter 2017	1,929	91.3%	(5)	$47,166,096	$2,038
2nd Quarter 2017	1,955	92.6%	(5)	$47,297,592	$2,015
1st Quarter 2017	1,474	93.4%	(5)	$30,172,200	$1,705
4th Quarter 2016	1,426	90.3%		$29,316,156	$1,713

Notes:

(1)	Percentage leased for our multifamily properties includes total units rented as of each respective quarter end date.

(2)	Annualized base rent is calculated by multiplying base rental payments (defined as cash base rents (before abatements)) as of each respective quarter end date.

(3)	Annualized base rent per leased unit is calculated by dividing annualized base rent, by units under lease as of each respective quarter end date.

(4)	Excluding the 21 units associated with the Loma Palisades repositioning, Loma Palisades was 97.3%, 98.7% and 99.1% leased at September 30, 2017, June 30, 2017 and March 31, 2017, respectively.

(5)	Excluding the 21 units associated with the Loma Palisades repositioning, Total Multifamily was 92.3%, 93.5% and 94.6% leased at September 30, 2017, June 30, 2017 and March 31, 2017, respectively.

Third Quarter 2017 Supplemental Information	Page 29

MIXED-USE LEASING SUMMARY

As of September 30, 2017

Lease Summary - Retail Portion
	Number of Leased Square Feet	Percentage leased (1)	Annualized Base Rent (2)	Annualized base Rent per Leased Square Foot (3)
Quarter
3rd Quarter 2017	90,650	93.7%	$10,058,429	$111
2nd Quarter 2017	92,564	95.7%	$10,408,616	$112
1st Quarter 2017	90,979	94.1%	$10,195,628	$112
4th Quarter 2016	95,450	98.7%	$10,838,934	$114

Lease Summary - Hotel Portion
	Number of Leased Units	Average Occupancy (4)	Average Daily Rate (4)	Annualized Revenue per Available Room (4)
Quarter
3rd Quarter 2017	352	95.3%	$340	$324
2nd Quarter 2017	336	91.1%	$305	$278
1st Quarter 2017	338	91.5%	$325	$297
4th Quarter 2016	326	88.4%	$311	$275
Notes:

(1)	Percentage leased for mixed-use property includes square footage under leases as of September 30, 2017, including leases which may not have commenced as of September 30, 2017.

(2)
Annualized base rent is calculated by multiplying base rental payments (defined as cash base rents (before abatements)) for the month ended September 30, 2017 by 12. In the case of triple net or modified gross leases, annualized base rent does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.

(3)	Annualized base rent per leased square foot is calculated by dividing annualized base rent, by square footage under lease as of September 30, 2017.

(4)
Average occupancy represents the percentage of available units that were sold during the three months ended September 30, 2017, and is calculated by dividing the number of units sold by the product of the total number of units and the total number of days in the period. Average daily rate represents the average rate paid for the units sold and is calculated by dividing the total room revenue (i.e., excluding food and beverage revenues or other hotel operations revenues such as telephone, parking and other guest services) for each respective quarter period by the number of units sold. Revenue per available room, or RevPAR, represents the total unit revenue per total available units for each respective quarter period and is calculated by multiplying average occupancy by the average daily rate. RevPAR does not include food and beverage revenues or other hotel operations revenues such as telephone, parking and other guest services.

Third Quarter 2017 Supplemental Information	Page 30

LEASE EXPIRATIONS

As of September 30, 2017
Assumes no exercise of lease options
	Office					Retail				Mixed-Use (Retail Portion Only)				Total
			% of	% of	Annualized		% of	% of	Annualized		% of	% of	Annualized		% of	Annualized
	Expiring		Office	Total	Base Rent	Expiring	Retail	Total	Base Rent	Expiring	Mixed-Use	Total	Base Rent	Expiring	Total	Base Rent
Year	Sq. Ft.		Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.	Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.	Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)
Month to Month	15,398		0.6%	0.3%	$1.77	14,954	0.5%	0.2%	$31.24	1,355	1.4%	—%	$—	31,707	0.5%	$15.59
2017	117,204		4.4	1.9	$37.44	47,750	1.4	0.8	$30.66	2,162	2.2	—	$189.36	167,116	2.8	$37.47
2018	247,487		9.2	4.1	$52.93	391,605	11.9	6.4	$28.67	14,782	15.3	0.2	$107.00	653,874	10.8	$39.62
2019	335,410		12.5	5.5	$43.77	359,307	10.9	5.9	$28.87	19,519	20.2	0.3	$94.97	714,236	11.8	$37.67
2020	381,281		14.2	6.3	$41.21	366,734	11.1	6.0	$21.10	19,930	20.6	0.3	$57.57	767,945	12.6	$32.03
2021	297,447		11.1	4.9	$44.37	167,152	5.1	2.8	$42.97	12,383	12.8	0.2	$238.51	476,982	7.9	$48.92
2022	217,178	(2)	8.1	3.6	$41.41	441,023	13.4	7.3	$28.02	13,890	14.4	0.2	$101.62	672,091	11.1	$33.87
2023	194,886		7.3	3.2	$35.31	221,646	6.7	3.6	$17.97	1,004	1.0	—	$186.24	417,536	6.9	$26.47
2024	160,152		6.0	2.6	$36.26	248,674	7.5	4.1	$25.31	1,027	1.1	—	$225.00	409,853	6.7	$30.09
2025	210,320		7.8	3.5	$29.89	180,306	5.5	3.0	$22.43	1,010	1.0	—	—	391,636	6.4	$26.38
2026	25,120		0.9	0.4	$26.89	101,045	3.1	1.7	$25.76	—	—	—	—	126,165	2.1	$25.98
Thereafter	122,719		4.6	2.0	$31.25	643,841	19.5	10.6	$17.33	2,533	2.6	—	111.79	769,093	12.7	$19.86
Signed Leases Not Commenced	87,304		3.3	1.4	—	15,426	0.5	0.3	—	1,055	1.1	—	—	103,785	1.7	—
Available	269,731		10.1	4.4	—	98,276	3.0	1.6	—	6,057	6.3	0.1	—	374,064	6.2	—
Total (3)	2,681,637		100.0%	44.1%	$34.90	3,297,739	100.0%	54.3%	$23.92	96,707	100.0%	1.6%	$104.01	6,076,083	100.0%	$30.04

Assumes all lease options are exercised
	Office					Retail				Mixed-Use (Retail Portion Only)				Total
			% of	% of	Annualized		% of	% of	Annualized		% of	% of	Annualized		% of	Annualized
	Expiring		Office	Total	Base Rent	Expiring	Retail	Total	Base Rent	Expiring	Mixed-Use	Total	Base Rent	Expiring	Total	Base Rent
Year	Sq. Ft.		Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.	Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.	Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)
Month to Month	15,398		0.6%	0.3%	$1.77	14,954	0.5%	0.2%	$31.24	1,355	1.4%	—%	$—	31,707	0.5%	$15.59
2017	117,204		4.4	1.9	$37.44	47,750	1.4	0.8	$30.66	2,162	2.2	—	$189.36	167,116	2.8	$37.47
2018	78,098		2.9	1.3	$38.81	56,923	1.7	0.9	$36.13	14,782	15.3	0.2	$107.00	149,803	2.5	$44.52
2019	129,112		4.8	2.1	$41.09	90,782	2.8	1.5	$35.77	7,829	8.1	0.1	$145.66	227,723	3.7	$42.56
2020	159,503		5.9	2.6	$38.43	87,496	2.7	1.4	$29.52	2,998	3.1	—	$117.11	249,997	4.1	$36.26
2021	82,291		3.1	1.4	$35.20	93,810	2.8	1.5	$46.34	12,383	12.8	0.2	$238.51	188,484	3.1	$54.10
2022	82,211		3.1	1.4	$43.41	89,380	2.7	1.5	$36.61	13,890	14.4	0.2	$101.62	185,481	3.1	$44.49
2023	148,699		5.5	2.4	$44.46	87,888	2.7	1.4	$34.20	1,004	1.0	—	$186.24	237,591	3.9	$41.26
2024	125,162		4.7	2.1	$35.91	216,089	6.6	3.6	$29.04	1,027	1.1	—	$225.00	342,278	5.6	$32.14
2025	163,968		6.1	2.7	$35.24	98,329	3.0	1.6	$29.68	1,010	1.0	—	—	263,307	4.3	$33.03
2026	147,994		5.5	2.4	$37.33	38,642	1.2	0.6	$44.05	—	—	—	—	186,636	3.1	$38.72
Thereafter	1,074,962	(2)	40.1	17.7	$42.63	2,261,994	68.6	37.2	$21.02	31,155	32.2	0.5	$57.54	3,368,111	55.4	$28.25
Signed Leases Not Commenced	87,304		3.3	1.4	—	15,426	0.5	0.3	—	1,055	1.1	—	—	103,785	1.7	—
Available	269,731		10.1	4.4	—	98,276	3.0	1.6	—	6,057	6.3	0.1	—	374,064	6.2	—
Total (3)	2,681,637		100.0%	44.1%	$34.90	3,297,739	100.0%	54.3%	$23.92	96,707	100.0%	1.6%	$104.01	6,076,083	100.0%	$30.04

Third Quarter 2017 Supplemental Information	Page 31

LEASE EXPIRATIONS (CONTINUED)

As of September 30, 2017

Notes:

(1)
Annualized base rent per leased square foot is calculated by dividing (i) annualized base rent for leases expiring during the applicable period, by (ii) square footage under such expiring leases. Annualized base rent is calculated by multiplying (i) base rental payments (defined as cash base rents (before abatements)) for the month ended September 30, 2017 for the leases expiring during the applicable period by (ii) 12 months.

(2)
The expirations include 18,552 square feet leased by Scantron Corporation at City Center Bellevue through April 30, 2018, for which VMWare, Inc. has signed an agreement to lease such space beginning May 1, 2018 through November 30, 2022 with options to extend the lease through November 30, 2032.

(3)	Individual items may not add up to total due to rounding.

Third Quarter 2017 Supplemental Information	Page 32

PORTFOLIO LEASED STATISTICS

	At September 30, 2017						At September 30, 2016
Type	Size		Leased (1)		Leased %		Size		Leased (1)		Leased %
Overall Portfolio (2) Statistics
Retail Properties (square feet)	3,297,739		3,199,463		97.0%		3,077,765		2,985,749		97.0%
Office Properties (square feet)	2,681,637		2,411,906		89.9%		2,696,150		2,423,889		89.9%
Multifamily Properties (units)	2,112		1,929		91.3%	(3)	1,579		1,448		91.7%
Mixed-Use Properties (square feet)	96,707		90,650		93.7%		96,707		95,588		98.8%
Mixed-Use Properties (units)	369		342	(4)	92.7%		369		333	(4)	90.3%

Same-Store(2) Statistics
Retail Properties (square feet)	3,125,725	(5)	3,039,478		97.2%		3,045,194	(5)	2,963,507		97.3%
Office Properties (square feet)	2,681,637		2,411,906		89.9%		2,696,150		2,423,889		89.9%
Multifamily Properties (units)	922	(6)	838		90.9%	(3)	922	(6)	875		94.9%
Mixed-Use Properties (square feet)	96,707		90,650		93.7%		96,707		95,588		98.8%
Mixed-Use Properties (units)	369		342	(4)	92.7%		369		333	(4)	90.3%

Notes:

(1)
Leased square feet includes square feet under lease as of each date, including leases which may not have commenced as of that date. Leased units for our multifamily properties include total units rented as of that date.

(2)	See Glossary of Terms.

(3)	Excluding the 21 units associated with the Loma Palisades repositioning, total multifamily was 92.3% leased and same-store multifamily was 93.1% leased at September 30, 2017.

(4)	Represents average occupancy for the nine months ended September 30, 2017 and 2016.

(5)
The same-store portfolio excludes Hassalo on Eighth - Retail; the retail component of the Elwood building was placed into operations in April 2016, the retail component of the Velomor building was placed into operations in July 2016 and the retail component of the Aster Tower building was placed into operations October 2016. The same-store portfolio also excludes Gateway Marketplace, which was acquired on July 6 2017.

(6)
The same-store portfolio excludes Hassalo on Eighth - Multifamily, as the Velomor building was placed into operations and available for occupancy in July 2015 and the Aster Tower and Elwood buildings were placed into operations and available for occupancy in October 2015. The same-store portfolio also excludes the Pacific Ridge Apartments, as it was acquired on April 28, 2017.

Third Quarter 2017 Supplemental Information	Page 33

TOP TENANTS - RETAIL

As of September 30, 2017
	Tenant	Property(ies)	Lease Expiration	Total Leased Square Feet	Rentable Square Feet as a Percentage of Total Retail	Rentable Square Feet as a Percentage of Total	Annualized Base Rent	Annualized Base Rent as a Percentage of Total Retail	Annualized Base Rent as a Percentage of Total
1	Kmart(1)	Waikele Center	6/30/2018	119,590	3.9%	2.0%	$4,903,090	6.2%	2.7%
2	Lowe's	Waikele Center	5/31/2018	155,000	5.0	2.6	4,586,349	5.8	2.5
3	Nordstrom Rack	Carmel Mountain Plaza, Alamo Quarry Market	9/30/2022 10/31/2022	69,047	2.2	1.2	1,990,316	2.5	1.1
4	Sprouts Farmers Market	Solana Beach Towne Centre, Carmel Mountain Plaza, Geary Marketplace	6/30/2019 3/31/2025 9/30/2032	71,431	2.3	1.2	1,919,436	2.4	1.1
5	Old Navy	Waikele Center, South Bay Marketplace, Alamo Quarry Market	7/31/2020 4/30/2021 9/30/2022	59,780	1.9	1.0	*	*	*
6	Marshalls	Carmel Mountain Plaza, Solana Beach Towne Centre	1/31/2019 1/31/2025	68,055	2.2	1.2	1,335,447	1.7	0.7
7	Vons	Lomas Santa Fe Plaza	12/31/2022	49,895	1.6	0.9	1,216,700	1.5	0.7
8	Regal Cinemas	Alamo Quarry Market	3/31/2023	72,447	2.3	1.2	1,122,929	1.4	0.6
9	Angelika Film Center	Carmel Mountain Plaza	1/31/2024	34,561	1.2	0.6	957,657	1.2	0.5
10	Saks Fifth Avenue OFF 5TH	Carmel Mountain Plaza	5/31/2024	40,594	1.1	0.6	939,345	1.2	0.5
	Top 10 Retail Tenants Total			740,400	23.7%	12.5%	$18,971,269	23.9%	10.4%

*	Data withheld at tenant's request.
(1)
In December 2016, the Kmart store at Waikele Center ceased its operations, but continues to remain fully liable for all of its lease obligations until the lease's scheduled expiration on June 30, 2018.

Third Quarter 2017 Supplemental Information	Page 34

TOP TENANTS - OFFICE

As of September 30, 2017
	Tenant	Property	Lease Expiration	Total Leased Square Feet	Rentable Square Feet as a Percentage of Total Office	Rentable Square Feet as a Percentage of Total	Annualized Base Rent	Annualized Base Rent as a Percentage of Total Office	Annualized Base Rent as a Percentage of Total
1	salesforce.com	The Landmark at One Market	6/30/2019 4/30/2020 5/31/2021	254,118	9.5%	4.2%	$1,440,060	15.4%	7.9%
2	Autodesk, Inc.	The Landmark at One Market	12/31/2018 12/31/2022	114,664	4.3	1.9	8,196,441	8.8	4.5
3	Veterans Benefits Administration	First & Main	8/31/2020	93,572	3.5	1.5	3,006,453	3.2	1.6
4	Clearesult Operating, LLC	First & Main	4/30/2025	101,848	3.8	1.7	2,656,401	2.8	1.5
5	State of Oregon: Department of Environmental Quality	Lloyd District Portfolio	10/31/2031	87,787	3.3	1.4	2,458,036	2.6	1.3
6	Alliant International University	One Beach Street	10/31/2019	64,161	2.4	1.1	2,374,710	2.5	1.3
7	Treasury Call Center	First & Main	8/31/2020	63,648	2.4	1.0	2,184,302	2.3	1.2
8	HDR Engineering, Inc.	City Center Bellevue	12/31/2017	56,024	2.1	0.9	2,156,924	2.3	1.2
9	California Bank & Trust	Torrey Reserve Campus	2/29/2024	34,731	1.3	0.6	1,754,961	1.9	1.0
10	Familycare, Inc.	Lloyd District Portfolio	9/30/2024	61,082	2.3	1.0	1,746,222	1.9	1.0
	Top 10 Office Tenants Total			931,635	34.9%	15.3%	$27,974,510	43.7%	22.5%

Third Quarter 2017 Supplemental Information	Page 35

APPENDIX

Third Quarter 2017 Supplemental Information	Page 36

GLOSSARY OF TERMS

Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA): EBITDA is a non-GAAP measure that means net income or loss plus depreciation and amortization, net interest expense, income taxes, gain or loss on sale of real estate and impairments of real estate, if any. EBITDA is presented because it approximates a key performance measure in our debt covenants, but it should not be considered an alternative measure of operating results or cash flow from operations as determined in accordance with GAAP. The reconciliation of net income to EBITDA for the three and nine months ended September 30, 2017 and 2016 is as follows:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
Net income	$12,505	$11,858	$30,401	$33,229
Depreciation and amortization	21,192	17,992	63,360	53,159
Interest expense	13,873	13,049	39,856	39,148
Interest income	(111)	(24)	(371)	(63)
Income tax expense/(benefit)	210	601	(32)	643
EBITDA	$47,669	$43,476	$133,214	$126,116

Adjusted EBITDA: Adjusted EBITDA is a non-GAAP measure that begins with EBITDA and includes adjustments for certain items that we believe are not representative of ongoing operating performance. Specifically, we include a pro forma adjustment to reflect a full period of NOI on the operating properties we acquire during the quarter, to assume all transactions occurred at the beginning of the quarter. We use Adjusted EBITDA as a supplemental performance measure because we believe these items create significant earnings volatility which in turn results in less comparability between reporting periods and less predictability regarding future earnings potential.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
EBITDA	$47,669	$43,476	$133,214	$126,116
Pro forma adjustments	814	—	814	—
Adjusted EBITDA	$48,483	$43,476	$134,028	$126,116

Funds From Operations (FFO): FFO is a supplemental measure of real estate companies' operating performances. The National Association of Real Estate Investment Trusts (NAREIT) defines FFO as follows: net income, computed in accordance with GAAP plus depreciation and amortization of real estate assets and excluding extraordinary items, gains and losses on sale of real estate and impairment losses. NAREIT developed FFO as a relative measure of performance and liquidity of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP. However, FFO does not represent cash flows from operating activities in accordance with GAAP (which, unlike FFO, generally reflects all cash effects of transactions and other events in the determination of net income); should not be considered an alternative to net income as an indication of our performance; and is not necessarily indicative of cash flow as a measure of liquidity or ability to pay dividends. We consider FFO a meaningful, additional measure of operating performance primarily because it excludes the assumption that the value of real estate assets diminishes predictably over time, and because industry analysts have accepted it as a performance measure. Comparison of our presentation of FFO to similarly titled measures for other REITs may not necessarily be meaningful due to possible differences in the application of the NAREIT definition used by such REITs.

Third Quarter 2017 Supplemental Information	Page 37

GLOSSARY OF TERMS (CONTINUED)

Funds Available for Distribution (FAD): FAD is a supplemental measure of our liquidity. We compute FAD by subtracting from FFO As Adjusted tenant improvements, leasing commissions and maintenance capital expenditures, eliminating the net effect of straight-line rents, amortization of above (below) market rents for acquisition properties, the effects of other lease intangibles, adding noncash amortization of deferred financing costs and debt fair value adjustments, adding noncash compensation expense, and adding (subtracting) unrealized losses (gains) on marketable securities. FAD provides an additional perspective on our ability to fund cash needs and make distributions by adjusting FFO for the impact of certain cash and noncash items, as well as adjusting FFO for recurring capital expenditures and leasing costs. However, other REITs may use different methodologies for calculating FAD and, accordingly, our FAD may not be comparable to other REITs.

Net Operating Income (NOI): We define NOI as operating revenues (rental income, tenant reimbursements, lease termination fees, ground lease rental income and other property income) less property and related expenses (property expenses, ground lease expense, property marketing costs, real estate taxes and insurance). NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expense, other nonproperty income and losses, gains and losses from property dispositions, extraordinary items, tenant improvements and leasing commissions. Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. Since NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expenses, other nonproperty income and losses, gains and losses from property dispositions, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. However, NOI should not be viewed as an alternative measure of our financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, other nonproperty income and losses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact our results from operations.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
Reconciliation of NOI to net income	2017	2016	2017	2016
Total NOI	$52,627	$47,989	$148,385	$139,446
General and administrative	(4,958)	(4,513)	(15,171)	(13,456)
Depreciation and amortization	(21,192)	(17,992)	(63,360)	(53,159)
Interest expense	(13,873)	(13,049)	(39,856)	(39,148)
Other income, net	(99)	(577)	403	(454)
Net income	12,505	11,858	30,401	33,229
Net income attributable to restricted shares	(60)	(42)	(181)	(128)
Net loss attributable to unitholders in the Operating Partnership	(3,351)	(3,342)	(8,220)	(9,377)
Net income attributable to American Assets Trust, Inc. stockholders	$9,094	$8,474	$22,000	$23,724

Overall Portfolio: Includes all operating properties owned by us as of September 30, 2017.

Third Quarter 2017 Supplemental Information	Page 38

GLOSSARY OF TERMS (CONTINUED)

Same-Store Portfolio, Non-Same Store Portfolio and Redevelopment Same-Store: Information provided on a same-store basis includes the results of properties that we owned and operated for the entirety of both periods being compared except for properties for which significant redevelopment or expansion occurred during either of the periods being compared, properties under development, properties classified as held for development and properties classified as discontinued operations. Information provided on a redevelopment same-store basis includes the results of properties undergoing significant redevelopment for the entirety or portion of both periods being compared. The following table shows the properties included in the same-store, non-same store and redevelopment same-store portfolio for the comparative periods presented.

	Comparison of Three Months Ended			Comparison of Nine Months Ended
	September 30, 2017 to 2016			September 30, 2017 to 2016
	Same-Store	Non Same-Store	Redevelopment Same-Store	Same-Store	Non Same-Store	Redevelopment Same-Store
Retail Properties
Carmel Country Plaza	X		X	X		X
Carmel Mountain Plaza	X		X	X		X
South Bay Marketplace	X		X	X		X
Gateway Marketplace		X			X
Lomas Santa Fe Plaza	X		X	X		X
Solana Beach Towne Centre	X		X	X		X
Del Monte Center	X		X	X		X
Geary Marketplace	X		X	X		X
The Shops at Kalakaua	X		X	X		X
Waikele Center	X		X	X		X
Alamo Quarry Market	X		X	X		X
Hassalo on Eighth - Retail		X			X
Office Properties
Torrey Reserve Campus	X		X		X	X
Solana Beach Corporate Centre	X		X	X		X
The Landmark at One Market	X		X	X		X
One Beach Street	X		X	X		X
First & Main	X		X	X		X
Lloyd District Portfolio	X		X	X		X
City Center Bellevue	X		X	X		X
Multifamily Properties
Loma Palisades	X		X	X		X
Imperial Beach Gardens	X		X	X		X
Mariner's Point	X		X	X		X
Santa Fe Park RV Resort	X		X	X		X
Pacific Ridge Apartments		X			X
Hassalo on Eighth		X			X
Mixed-Use Properties
Waikiki Beach Walk - Retail	X		X	X		X
Waikiki Beach Walk - Embassy Suites™	X		X	X		X
Development Properties
Torrey Point - Construction in Progress		X			X
Solana Beach Corporate Centre - Land		X			X
Solana Beach - Highway 101 - Land		X			X
Lloyd District Portfolio - Land		X			X

Third Quarter 2017 Supplemental Information	Page 39

GLOSSARY OF TERMS (CONTINUED)

Tenant Improvements and Incentives: Represents not only the total dollars committed for the improvement (fit-out) of a space as it relates to a specific lease but may also include base building costs (i.e. expansion, escalators, new entrances, etc.) which are required to make the space leasable. Incentives include amounts paid to tenants as an inducement to sign a lease that do not represent building improvements.

Third Quarter 2017 Supplemental Information	Page 40